UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 11, 2019

Date of Report

(Date of earliest event reported)

ELI LILLY AND COMPANY

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana (Address of principal executive offices)	46285 (Zip Code)

(317) 276-2000

(Registrant’s telephone number, including area code)

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Eli Lilly and Company (“Lilly”) is filing this Current Report on Form 8-K to report that Lilly directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16 officers”), may be subject to a trading blackout in Lilly securities in connection with the Exchange Offer (as defined below).

On February 11, 2019, Lilly notified its directors and Section 16 officers that, in connection with Lilly’s offer to exchange up to 293,290,000 shares of common stock of Elanco Animal Health Incorporated for shares of Lilly common stock (“Lilly Shares”) pursuant to the Prospectus, dated February 8, 2019 (the “Exchange Offer”), a blackout may be imposed during which they will be subject to certain trading restrictions with respect to Lilly Shares. Such a blackout would occur if 50% or more of the participants or beneficiaries located in the United States, its territories and possessions under the individual account plans maintained by Lilly, including the Lilly Employee 401(k) Plan and the Savings Plan for Lilly Affiliate Employees in Puerto Rico (collectively, the “Plans”) direct the trustee for the relevant Plan (or its designated agent) to exchange in the Exchange Offer some or all of the Lilly Shares held in eligible Lilly common stock funds (the “Lilly Stock Funds”) attributable to their Plan accounts.

Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR (i.e., the Blackout Trading Restriction), promulgated by the U.S. Securities and Exchange Commission, generally imposes certain restrictions on trading by directors and Section 16 officers in the event that 50% or more of an issuer’s plan participants are so restricted. The reason for the potential blackout is that participants in the Plans who tender their Lilly Shares in the Exchange Offer will be unable, during a period of more than three consecutive business days, to exchange their account balances out of the Lilly Stock Funds, obtain any distributions, obtain withdrawals of account balances invested in the Lilly Stock Funds or obtain loans from the Lilly Stock Funds.

During the blackout period (if it occurs), subject to certain limited exemptions, directors and Section 16 officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Lilly Shares or derivative security with respect to Lilly Shares acquired in connection with their service or employment as a director or Section 16 officer of Lilly, except that directors and Section 16 officers will have the opportunity to exchange those Lilly Shares in the Exchange Offer. Lilly anticipates the blackout period (if it occurs) will be from March 7, 2019 at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. New York City time), through the week of March 13, 2019 (assuming no extension of the Exchange Offer).

Any inquiries during the blackout period (if it occurs) may be directed to:

Bronwen Mantlo

Vice President, Deputy General Counsel and Corporate Secretary

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, IN 46285

(317) 276-0515

For a period of two years after the ending date of the blackout period (if it occurs), Lilly shareholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting:

Bronwen Mantlo

Vice President, Deputy General Counsel and Corporate Secretary

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, IN 46285

(317) 276-0515

Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Blackout Notice.

Item 8.01 Other Events.

The information under Item 5.04 is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Blackout Notice, dated February 11, 2019, provided to Directors and Section 16 officers of Lilly.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blackout Notice, dated February 11, 2019, provided to Directors and Section 16 officers of Lilly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELI LILLY AND COMPANY
Dated: February 11, 2019	By:	/s/ Bronwen L. Mantlo
	Name:	Bronwen L. Mantlo
	Title:	Deputy General Counsel and Corporate Secretary